                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                 April 23, 2002


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

                Louisiana                                0-22992                             72-1106167
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)


            8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On April 23, 2002, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  99.1. Press Release dated April 23, 2002 - The Shaw Group Receives Court Approval for the Acquisition of Assets of The IT Group, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE SHAW GROUP INC.
                                            (Registrant)

Date: April 23, 2002                By: /s/ Robert L. Belk
                                       -----------------------------------------
                                       Robert L. Belk, Executive Vice President
                                       and Chief Financial Officer



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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                 April 23, 2002

    Exhibit Number         Description
    --------------         -----------
         99.1              Press Release dated April 23, 2002 - The Shaw Group
                           Receives Court Approval for the Acquisition of Assets
                           of The IT Group, Inc.







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